Lucas Energy, Inc. 8-K

Exhibit 10.1

FORM OF FIRST AMENDMENT TO

STOCK PURCHASE AGREEMENT

This First Amendment to Stock Purchase Agreement (“Amendment”) is made and entered into on April 28, 2016 (“Amendment Date”), by and between Lucas Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears below (“Investor”).

1       Reference is made to the Stock Purchase Agreement (“Agreement”) made and entered into on April 6, 2016, by and between Lucas Energy, Inc., a Nevada corporation (“Company”), and Investor, which is incorporated herein by reference.

2.       In Section V.A.1 of the Agreement, the words “Effective Date” are hereby deleted and replaced with the word “Closing.”

3.       Except as modified by this Amendment, the Agreement will remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized signatories on the Amendment Date.

Company:

LUCAS ENERGY, INC.

By:
Name:
Title:

Investor:

Investor Name

By:
Name:
Title: